                                                                   EXHIBIT F-2.2

                       LG&E ENERGY NON-UTILITY BUSINESSES

     The vast majority of LG&E Energy's non-utility business are EWGs, FUCOs or QFs and therefore would be exempt from the Act. A registered holding company may acquire and hold an interest in an EWG and a FUCO without the need to apply for or receive approval from the Commission. (S)(S)32 and 33 of the Act. (The Commission retains jurisdiction over certain related transactions with prior entities.) The Commission has also authorized the formation and financing of a number of non-utility subsidiaries of registered holding companies in order to invest in and hold securities of QFs, FUCOs, and EWGs. See, e.g., Interstate Energy Corporation, Holding Co. Act Release No. 27069 (Aug. 26, 1999) (authorizing intermediate subsidiaries for holding EWGs, FUCOs, subsidiaries whose securities are acquired under Rule 58, and ETCs); Entergy Corporation, Holding Co. Act Release No. 27039 (June 22, 1999) (authorizing development activities, providing management services to associate EWGs and FUCOs, and providing consulting and O&M services).

     A registered holding company may acquire "energy-related companies" meeting the Rule 58 safe harbor conditions without the need for Commission approval. 17 C.F.R. (S) 250.58 (1999); Exemption of Acquisition by Registered Public-Utility Holding Companies of Non-Utility Companies Engaged in Certain Energy-Related Activities, Holding Co. Act Release No. 26667 (Feb. 14, 1997). Under Rule 58, an energy-related company is a company that derives or will derive substantially all of its revenues (exclusive of revenues from temporary investments) from one of the twelve businesses described in the Rule and from such other activities and investments as the Commission may approve under Section 10. Rule 58 lists the ownership of QFs as an energy-related activity under Rule 58(b)(1)(viii). Almost all of LG&E's non-utility businesses that are not EWGs or FUCOs would be energy-related companies under the Commission's Rule 58 or prior Commission precedent.

     Section 11 (b)(1) of the Act authorizes subsidiaries to engage in businesses that are reasonably incidental or economically necessary or appropriate to the operations of a public utility system. The Commission has interpreted these provisions in light of the statutory policy to achieve "economy of management" and "the integration and coordination of related operating entities". See Section 1(b)(4) of the Act. The Commission has previously applied this standard in authorizing the retention of affiliated businesses. See In re Matter of General Public Utilities Corporation 32 S.E.C. 807 (1951); New Century Energies, Holding Co. Act Release No. 26748 (Aug. 1,
1997).

     The non-utility subsidiary companies are further described below. All of the following subsidiaries are 100% owned, except where noted. The Applicants request that the Commission reserve jurisdiction over each company indicated with an asterisk(*). None of the financing subsidiaries of LG&E Energy provide financing to non-associate companies.

                          NON-UTILITY SUBSIDIARIES OF
                               LG&E ENERGY CORP.

                                                          Jurisdictions Where
                                                             Organized and
                                                           Authorized To Do
     Name                  Description of Business             Business                 Authority
LG&E Capital Corp.           Holding Company for               Kentucky             Prior Commission
                           non-utility investments                               precedent - Interstate
                                                                                  Energy Corporation,
                                                                                    Holding Co. Act
                                                                                   Release No. 27069
                                                                                    (Aug. 26, 1999)

   LG&E Energy                 Power marketing                 Oklahoma/1/          Rule 58(b)(1)(v)
  Marketing Inc.

   LG&E Energy             Charitable Contributions            Kentucky             Prior Commission
 Foundation Inc.                                                                    precedent - WPL
                                                                                    Holdings, Inc.,
                                                                                    Holding Co. Act
                                                                                   Release No. 26856
                                                                                    (April 14, 1998)

   LG&E Energy                 Service Company                 Kentucky           Commission order in
  Services  Inc.                                                                   this Application,
                                                                                  pursuant to Rule 88

_____________________
/1/   Alabama; Alberta, Canada; Arizona; Arkansas; British Columbia;
Connecticut; Colorado; Delaware; Washington, D.C.; Florida; Idaho; Indiana; Illinois; Iowa; Kansas; Kentucky; Louisiana; Maine; Maryland; Massachusetts; Michigan, Minnesota; Mississippi; Missouri; Montana; Nebraska; Nevada; New Hampshire; New Mexico; New York; North Carolina; North Dakota; Ohio; Oregon; Pennsylvania; Rhode Island; South Carolina; South Dakota; Tennessee; Texas; Utah; Vermont; Virginia; Washington; West Virginia; Wisconsin and Wyoming.

                                                              Jurisdictions
                                                             Where Organized
                                                             and Authorized
          Name                    Description of             To Do Business                Authority
                                     Business
      LG&E Energy                   Tax clearing               Kentucky                     Section
      Settlements                  company for the                                      11(b)(1) of the
         Inc.*                     U.S. Companies                                             Act



                  SUBSIDIARIES OF KENTUCKY UTILITIES COMPANY

                                                              Jurisdictions
                                                             Where Organized
                                                             And Authorized
          Name                    Description of             To Do Business                Authority
                                     Business
       Lexington                     Inactive                   Kentucky                   Inactive
       Utilities
        Company

    KU Receivables                  Formed as a                Delaware and                 Prior
         LLC                         financing                   Kentucky                Commission
                                   subsidiary to                                         precedent -
                                acquire receivables                                      Connecticut
                                generated by KU in                                      Light & Power
                                  connection with                                         Company,
                                  KU's receivables                                       Holding Co.
                                      program                                           Act Release
                                                                                         No. 26762
                                                                                         (Sept. 29,
                                                                                            1997)

              SUBSIDIARIES OF LOUISVILLE GAS AND ELECTRIC COMPANY

                                                              Jurisdictions
                                                             Where Organized
                                                             And Authorized
          Name                    Description of             To Do Business                Authority
                                     Business
          LG&E                     Formed as a                 Delaware and                  Prior
       Receivables                  financing                    Kentucky                  Commission
          LLC                     subsidiary to                                           precedent -
                               acquire receivables                                        Connecticut
                                generated by LG&E                                        Light & Power
                               in connection with                                           Company,
                                 LG&E's receivables                                       Holding Co.
                                     program                                              Act Release
                                                                                           No. 26762
                                                                                           (Sept. 29,
                                                                                             1997)



                      SUBSIDIARIES OF LG&E CAPITAL CORP.

                                                              Jurisdictions
                                                             Where Organized
                                                             And Authorized
          Name                    Description of             To Do Business                Authority
                                     Business
      LG&E Credit                Offers consumer                Kentucky                     Prior
         Corp.                  lending programs                                          Commission
                                  for energy                                             precedent -
                               efficient products                                        Central and
                               in the Louisville                                          Southwest
                               metropolitan area                                        Corp., Holding
                                                                                        Co. Act Release
                                                                                        No. 26910 (Aug.
                                                                                           24, 1998)

      LNGCL Inc.                    Inactive              Delaware (not                    Inactive
                                (Indirectly held            in good
                               former interest in          standing)
                                  Natural  Gas
                                 Clearinghouse)

      LNGCG Inc.                   Inactive               Delaware (not                    Inactive
                                (Indirectly held            in good
                               former interest in          standing)
                                  Natural Gas
                                 Clearinghouse)

                                                              Jurisdictions
                                                             Where Organized
                                                             And Authorized
          Name                    Description of             To Do Business                Authority
                                     Business
      LG&E Home                   Appliance repair              Kentucky                     Rule
    Services Inc.                  and warranty                                           58(b)(1)(iv)

    LG&E Enertech               Engineering, energy          Kentucky, Ohio                  Rule
        Inc.                      management and             and Tennessee                58(b)(1)(i),
                                consulting services                                          (vii)

     LG&E Energy                Formed to submit                Kentucky             Rule 58(b)(1)(vii)
    Privatization              bid to Ft. Knox and
    Services Inc.              Ft. Campbell system
   (formerly LG&E                 privatization
       Energy                       projects
      Services,
       Inc.)

       LG&E                        Management and             Delaware and                   Prior
  International                 holding  Company for            Kentucky                  Commission
       Inc.                        international                                          precedent -
                                   energy project                                         Interstate
                                  investments and                                       Energy, supra.
                                    operations

     WKE Corp.                    Serves as the                 Kentucky                     Prior
                                holding company for                                       Commission
                                   EWGs that are                                          precedent -
                                  parties to the                                          Interstate
                                lease and related                                       Energy, supra.
                                transactions with
                               Big Rivers Electric
                                Corporation, other
                                 than LG&E Energy
                                  Marketing Inc.

     LG&E Power                   Management and                Delaware,                    Prior
        Inc.                    holding company for            California,                Commission
                                   QFs and EWGs                 Texas and                 Precedent -
                                                                Kentucky                  Interstate
                                                                                        Energy, supra.

                                                              Jurisdictions
                                                             Where Organized
                                                             and Authorized
          Name                    Description of             To Do Business                Authority
                                     Business
     FSF Minerals              Owns Pittsburgh and              Kentucky                    Rule
         Inc.                      Midway coal                                          58(b)(1)(ix)-
                                  reserves near                                             (x)
                               Henderson, Kentucky
                               as a potential fuel
                               source of coal fuel
                                     for WKE


      LG&E Power                    Lease and                   Delaware                    EWG
      Monroe LLC               combustion turbine
                               purchase in Monroe,
                               Georgia (owned 99%
                               by American Power
                              Incorporated and 1%
                               by LG&E Power Inc.)

      CRC - Evans                  Formed for                 Delaware and                   Prior
     International,            acquisition of CRC                 Texas                   Commission
          Inc.*                  Holdings Corp.                                           precedent -
                                                                                           Entergy
                                                                                         Corporation,
                                                                                        Holding Co. Act
                                                                                          Release No.
                                                                                         27039 (June 22,
                                                                                             1999)


                     SUBSIDIARIES OF KU ENERGY CORPORATION


                                                              Jurisdictions
                                                             Where Organized
                                                             and Authorized
          Name                    Description of             To Do Business                Authority
                                     Business
      KUCC Paris               Holds a 15% limited              Kentucky                     Prior
     Corporation                   partnership                                             Commission
                               interest in Tenaska                                         precedent -
                               III Partners, Ltd.,                                         Interstate
                                which owns 40% of                                        Energy, supra.
                                Tenaska III Texas
                                 Partners, a QF

                                                        Jurisdictions Where
                                                      Organized and  Authorized
    Name                  Description of Business        To Do Business              Authority
    KUCC                    Owns 10% of Tenaska               Texas                  Inactive
Frederickson                    Washington
 Corporation                Partners, II, L.P.

KUCC Ferndale                  Holds limited                 Kentucky                  Prior
 Corporation                    partnership                                          Commission
                              interests in QFs                                       precedent -
                                                                                      Interstate
                                                                                     Energy, supra.

KUCC Portland              Holds 21% interest                Kentucky                  Inactive
34 Corporation               in Portland 34,
                           L.P. and serves as
                           its general partner

KUCC Portland                  Former lessor                 Kentucky                  Inactive
  34, L.P.                       regarding
Portland 34 LTD              combustion turbine              Kentucky                  Inactive
 Corporation           Holds 79% limited partnership
                       interests in Portland 34, L.P.


KUCC Development         Former development company          Kentucky                  Inactive
 Corporation

KU Solutions           Energy marketing and services         Kentucky               Rule 58(b)(1)(v)
 Corporation                    corporation

KUCC Grimes             Intermediate holding company         Delaware                  Inactive
 Corporation           for developing EWG project in
                                   Grimes,
                                     TX.

                           SUBSIDIARIES OF WKE CORP.

                                                            Jurisdictions Where
                                                         Organized and Authorized
         Name             Description of Business            To Do Business            Authority
WKE Station Two Inc.       Operates the Station Two            Kentucky             No action letter
                         generating facility that is
                             owned by the City of
                            Henderson, KY under an
                         agreement with the City and
                             Big Rivers Electric
                                 Corporation

Western Kentucky            Leases the generating              Kentucky                    EWG
 Energy Corp.            facilities that are owned by
                             Big Rivers Electric
                          Corporation, and sells the
                        output of those facilities to
                          LG&E Energy Marketing Inc.
                           and, potentially, other
                         affiliates and third-parties

WKE Facilities Corp.               Inactive                    Kentucky                 Inactive

      LCC LLC              Owns options on mineral             Kentucky             Rule 58(b)(1)(ix)
                        rights in Western Kentucky as
                          potential future source of
                              coal fuel for WKE

      FCD LLC               Owns options or actual             Kentucky            Rule 58 (b)(1)(ix)
                         riparian rights relating to
                         transportation of coal fuel
                                   for WKE

Excalibur Development              Inactive                    Kentucky                 Inactive
        LLC

                    SUBSIDIARIES OF LG&E INTERNATIONAL INC.

                                                          Jurisdictions Where
                                                             Organized and
                                                           Authorized To Do
         Name              Description of Business             Business                Authority
LG&E Mendoza Services    Inactive (Originally formed        Cayman Islands              Inactive
        Inc.            to hold investment in foreign
                              power facilities)

 LG&E Power Venezuela    Inactive (Originally formed        Cayman Islands              Inactive
       I, Inc.          to hold investment in foreign
                              power facilities)

LG&E Power Spain Inc.       Management and holding             Delaware             Prior Commission
                         company for energy projects                             precedent - Interstate
                                   in Spain                                          Energy, supra.

 LG&E Power Argentina              Inactive                    Delaware                 Inactive
       I, Inc.

 LG&E Power Argentina      Owner of 45.9% combined             Delaware             Prior Commission
       II Inc.                equity interest in                                 precedent - Interstate
                           Distribuidora de Gas del                                  Energy, supra.
                             Centro S.A., a FUCO

 LG&E Power Argentina      Owner of 14.4% combined             Delaware             Prior Commission
       III LLC.               equity interest in                                 precedent - Interstate
                         Distribuidora de Gas Cuyana                                 Energy, supra.
                                 S.A., a FUCO

LG&E Power Australia               Inactive                    Delaware                 Inactive
        I Inc.


                                                          Jurisdictions Where
                                                             Organized and
                                                           Authorized To Do
        Name               Description of Business             Business                Authority
  LG&E Centro S.A.       Receives consulting revenues          Argentina            Prior Commission
                         and pays management expenses                            precedent - Interstate
                         related to Distribuidora de                                Energy, supra and
                           Gas del Centro S.A. (10%                               Entergy Corporation,
                        owned indirectly through LG&E                                    supra.
                          Power Argentina II Inc.);
                           holding company for FUCO

 LG&E Power Spain LLC    Formed to facilitate merger           Kentucky             Prior Commission
                           of LG&E Power Spain Inc.                              precedent - Interstate
                                                                                     Energy, supra.

  LG&E Power Finance      Special purpose financing            Delaware             Prior Commission
        Inc.            subsidiary formed to purchase                            precedent - Interstate
                             and re-sell certain                                     Energy, supra.
                          subordinated indebtedness
                         collection rights as a part
                          of a settlement of claims
                          between KW Tarifa, S.A. (a
                         FUCO and Spanish corporation
                          owned 45.9% by LG&E Power
                         Spain Inc.) and subsidiaries
                           of Kenetech Corporation

                                                               Jurisdictions Where
                                                                  Organized and
                                                                Authorized To Do
        Name               Description of Business                  Business              Authority
Inversora de Gas del     Owner of 51% equity interest               Argentina          Prior Commission
    Centro S.A.           in Distribuidora de Gas de                                precedent - Interstate
                           Centro S.A., a FUCO (75%                                     Energy, supra.
                                  ownership)


                                        SUBSIDIARIES OF LG&E POWER INC.

                                                               Jurisdictions Where
                                                                  Organized and
                                                                 Authorized To Do
          Name                 Description of Business               Business                  Authority
LG&E Power Engineers           Engineering and project         California, New York        Rule 58(b)(1)(vii)
and Constructors Inc.               management                  and Pennsylvania

 LG&E Power                Power facilities management and    California, Maine, New     Rule 58(b)(1)(vii) and
Services Inc.                         operation                York, Pennsylvania,          prior Commission
                                                               Virginia, Minnesota,       precedent - Entergy,
                                                             Ohio, Kentucky and Texas            supra.

LG&E Power Operations     Intermediate holding company for    California, Minnesota,     Rule 58(b)(1)(vii) and
        Inc.                QFs; power project ownership,        New York, North            prior Commission
                             management and development        Carolina, Texas and       precedent - Interstate
                                                                     Virginia                Energy, supra.

LG&E Power Development       Development of QFs and EWGs     California, Georgia and        Prior Commission
        Inc.                                                          Texas              precedent - Interstate
                                                                                             Energy, supra.

                                                               Jurisdictions Where
                                                                  Organized and
                                                                 Authorized To Do
          Name                 Description of Business               Business                  Authority
American Power,             Owner of 99% interest in LG&E           California              Prior Commission
 Incorporated                 Power Monroe, LLC, an EWG                                  precedent - Interstate
                                                                                             Energy, supra.

LG&E Crown Inc.              Owner of investment in gas              Delaware             Rule 58(b)(2)(i) and
                              gathering, processing and                                     prior Commission
                                 storage facilities                                      precedent - Interstate
                                                                                             Energy, supra.

LG&E Minor Facilities        Owner of investment in gas              Delaware             Rule 58(b)(2)(i) and
         Inc.                 gathering, processing and                                     prior Commission
                                 storage facilities                                      precedent - Interstate
                                                                                             Energy, supra.

Power Tex Parent Inc.        Owner of investment in gas              Delaware             Rule 58(b)(2)(i) and
                              gathering, processing and                                     prior Commission
                                 storage facilities                                      precedent - Interstate
                                                                                             Energy, supra.

Llano Gathering Inc.         Owner of investment in gas             New Mexico            Rule 58(b)(2)(i) and
                              gathering, processing and                                     prior Commission
                                 storage facilities                                      precedent - Interstate
                                                                                             Energy, supra.

Llano Storage Inc.           Owner of investment in gas             New Mexico            Rule 58(b)(2)(i) and
                              gathering, processing and                                     prior Commission
                                 storage facilities                                      precedent - Interstate
                                                                                             Energy, supra.

                                                               Jurisdictions Where
                                                                  Organized and
                                                                 Authorized To Do
          Name                 Description of Business               Business                  Authority
      Ultrasystems         Inactive (Originally formed to           California                  Inactive
      Construction           construct power and related
       Co., Inc.                    facilities)

 HD Energy Corporation                Inactive                       Delaware                   Inactive

    Hadson Financial         Inactive, former management        Delaware and Texas              Inactive
      Corporation                      company

  LG&E Power Gregory I,      Formed to hold interests in            New Mexico              Prior Commission
         Inc.               Gregory Power Partners L.P.,                                precedent - Interstate
                                 which will be a QF                                          Energy, supra.

  LG&E Power Gregory II      Formed to hold interests in             Delaware               Prior Commission
         Inc.             Gregory Partners LLC, which will                               precedent - Interstate
                                       be a QF                                               Energy, supra.

 LG&E Power Gregory III      Formed to hold interests in             Delaware               Prior Commission
         Inc.             Gregory Partners LLC, which will                               precedent - Interstate
                                       be a QF                                               Energy, supra.

 LG&E Power Gregory IV       Formed to hold interests in        Delaware and Texas          Prior Commission
         Inc.               Gregory Power Partners L.P.,                                 precedent - Interstate
                                 which will be a QF                                          Energy, supra.

   Ultrasystems Small                 Inactive                      California                  Inactive
  Power, Incorporated                                         (not in good standing)

LG&E Natural Industrial       Natural gas marketing and        Colorado, New Mexico    Rule 58(b)(1)(v) and (ix)
     Marketing Co.                  transmission                    and Texas

   Hadson Fuels, Inc.                 Inactive                  Oklahoma and Texas              Inactive

                                                               Jurisdictions Where
                                                                  Organized and
                                                                 Authorized To Do
          Name                 Description of Business               Business                  Authority
LG&E Natural Canada Inc.              Inactive                   Canada: Alberta,               Inactive
                                                                British Columbia,
                                                                Manitoba, Ontario,
                                                               Saskatchewan, Quebec

LG&E Fuels Services Inc.    Formed for alternative fuels             Delaware          Rule 58(b)(1)(iv) or (ix)
                                     investments

LG&E Power Tiger Creek     Formed for possible development           Delaware                   Inactive
        LLC                            project

                                              SUBSIDIARIES OF KUCC GRIMES CORPORATION

                                                                Jurisdictions Where
                                                             Organized and Authorized
          Name                 Description of Business            To Do Business                Authority
      KUCC Grimes           Intermediate holding company             Delaware               Prior Commission
     GP Corporation        formed in conjunction with EWG                                precedent - Interstate
                               project in Grimes, TX.                                        Energy, supra.

     KUCC Grimes LP         Intermediate holding company             Delaware               Prior Commission
      Corporation          formed in conjunction with EWG                                precedent - Interstate
                               project in Grimes, TX.                                        Energy, supra.

                 SUBSIDIARIES OF CRC-EVANS INTERNATIONAL, INC.

                                                                Jurisdictions Where
          Name                    Description of             Organized and Authorized             Authority
                                     Business                     To Do Business
   CRC-Evans Pipeline       Primary operating company of        Delaware and Texas               Rule 58(b)(2)
   International, Inc.*     CRC-Evans companies providing
                              specialized equipment and
                                services for pipeline
                                    construction

     CRC-Key, Inc.*        Manufactures, concrete weights           Oklahoma/(2)/              Rule 58(b)(2)(ii)
                              for pipeline construction

                                      SUBSIDIARIES OF CRC-EVANS PIPELINE INTERNATIONAL, INC.

                                                                Jurisdictions Where
          Name                     Description of            Organized and Authorized             Authority
                                      Business                    To Do Business
     CRC-Evans B.V.*         International sales office           The Netherlands               Rule 58(b)(2)

 CRC-Evans Canada LTD.*     Company for Canada operations         Alberta, Canada               Rule 58(b)(2)

   PIH Holdings LTD.*      Holding company for operations         United Kingdom                Rule 58(b)(2)
                            in Europe and the Middle East



_______________________________________
/2/   Also North Dakota, Vermont, New Mexico, Mississippi, New Hampshire, Iowa,
Utah, Tennessee, Colorado, Louisiana, Michigan, Maryland, North Carolina, Illinois, Florida, Georgia, Minnesota, Pennsylvania, New York and Wisconsin.

                       SUBSIDIARIES OF PIH HOLDINGS LTD.

                                                                Jurisdictions Where
          Name                     Description of            Organized and Authorized           Authority
                                      Business                    To Do Business
Pipeline Induction Heat        Services for pipelines             United Kingdom               Rule 58(b)(2)
          Ltd.*

                                            SUBSIDIARIES OF LG&E POWER OPERATIONS INC.

                                                                Jurisdictions Where
          Name                      Description of           Organized and Authorized         Authority
                                       Business                   To Do Business
HD/WS Corporation           Inactive (Holding company for     California and Virginia           Inactive
                            ash disposal activities) (70%
                                       owned)

   LG&E Power 5             Former owner of investment in      California and Maine             Inactive
   Incorporated                   power facilities

   LG&E Power 6             Former owner of investment in    California, Virginia and           Inactive
   Incorporated                   power facilities                     Maine

   LG&E Power 11          Indirect owner of interest in QF    California and Virginia       Prior Commission
   Incorporated               in Southampton, Virginia                                   precedent - Interstate
                                                                                             Energy, supra.

LG&E Southampton          Indirect owner of interest in QF    California and Virginia       Prior Commission
 Incorporated                 in Southampton, Virginia                                   precedent - Interstate
                                                                                             Energy, supra.

LG&E Power 12             Indirect owner of interest in QF    California and Virginia       Prior Commission
 Incorporated                  in Altavista, Virginia                                    precedent - Interstate
                                                                                             Energy, supra.

                                                                Jurisdictions Where
                                                             Organized and Authorized
          Name                 Description of Business            To Do Business                Authority
     LG&E Altavista       Indirect owner of interest in QF    California and Virginia       Prior Commission
      Incorporated             in Altavista, Virginia                                    precedent - Interstate
                                                                                             Energy, supra.

     LG&E Power 13        Indirect owner of interest in QF    California and Virginia       Prior Commission
      Incorporated              in Hopewell, Virginia                                    precedent - Interstate
                                                                                             Energy, supra.

     LG&E Hopewell        Indirect owner of interest in QF    California and Virginia       Prior Commission
      Incorporated              in Hopewell, Virginia                                    precedent - Interstate
                                                                                             Energy, supra.

     LG&E Power 14          Owner of investment in power      California and Virginia           Inactive
      Incorporated              facilities (inactive)

     LG&E Power 16        Indirect owner of interest in QF       California, North          Prior Commission
      Incorporated        in Roanoke Valley, North Carolina    Carolina and Virginia     precedent - Interstate
                                                                                             Energy, supra.

     LG&E Power Roanok    Indirect owner of interest in QF       California, North          Prior Commission
      Incorporated        in Roanoke Valley, North Carolina    Carolina and Virginia     precedent - Interstate
                                                                                             Energy, supra.

     LG&E Power 18          Owner of investment in power      California and Virginia           Inactive
      Incorporated              facilities (inactive)

     LG&E Erie Partner      Owner of investment in power            California                  Inactive
      Incorporated              facilities (inactive)

                                                                Jurisdictions Where
                                                             Organized and Authorized
        Name                   Description of Business            To Do Business                Authority
   LG&E Power 21            Indirect owner of interest in    California and Minnesota       Prior Commission
    Incorporated           QF, windmills in California and                               precedent - Interstate
                                      Minnesota                                              Energy, supra.

   LG&E Power 21 Wind       Indirect owner of interest in    California and Minnesota       Prior Commission
    Incorporated           QF, windmills in California and                               precedent - Interstate
                                      Minnesota                                              Energy, supra.

   LG&E Power 22            Owner of investment in power            California                  Inactive
    Incorporated                facilities (inactive)

   LG&E Power 29          Indirect owner of interest in QF          California                  Inactive
    Incorporated                     (inactive)

   LG&E Power 31          Indirect owner of interest in QF     California and Texas         Prior Commission
    Incorporated                 in Salt Flat, Texas                                     precedent - Interstate
                                                                                             Energy, supra.

   LG&E Power 31 Wind     Indirect owner of interest in QF          California              Prior Commission
    Incorporated                 in Salt Flat, Texas                                     precedent - Interstate
                                                                                             Energy, supra.

   LG&E Power 25            Owner of investment in power             Delaware                   Inactive
    Incorporated                     facilities

   LG&E Power 26            Owner of investment in power             Delaware                   Inactive
    Incorporated                     facilities

                  SUBSIDIARIES OF LG&E POWER AUSTRALIA I INC.

                                                          Jurisdictions Where
                                                             Organized and
                                                           Authorized To Do
     Name                  Description of Business             Business                 Authority
LG&E Australia                   Inactive                       Australia               Inactive
 Pty Limited

                      SUBSIDIARIES OF LG&E POWER ENGINEERS AND CONSTRUCTORS INC.

                                                           Jurisdictions Where
                                                              Organized and
                                                            Authorized To Do
     Name                  Description of Business              Business                Authority
  LG&E Power                Former constructor of        California, New York and       Inactive
Constructors Inc.               QFs and EWGs                  Pennsylvania

  Ultraclean                      Inactive               California (not in good        Inactive
 Incorporated                                                  standing)


                               SUBSIDIARIES OF HD ENERGY CORPORATION

                                                           Jurisdictions Where
                                                             Organized and
                                                           Authorized To Do
     Name                  Description of Business             Business                 Authority
 NuHPI, Inc.                     Inactive                      Delaware                 Inactive

 Ultrafuels                      Inactive                     California                Inactive
Incorporated

Ultrafuels 1                     Inactive                     California                Inactive
Incorporated

                          SUBSIDIARIES OF NUHPI, INC.

                                                           Jurisdictions Where
                                                             Organized and
                                                           Authorized To Do
     Name                  Description of Business             Business                 Authority
 Ultrapower                      Inactive                California (not in good         Inactive
Biomass Fuels                                                   standing)
 Corporation

Hadson Power                     Inactive                      California                Inactive
  Live Oak
Incorporated



                   SUBSIDIARY OF HADSON GAS TRANSMISSION LLC

                                                           Jurisdictions Where
                                                             Organized and
                                                           Authorized To Do
     Name                  Description of Business             Business                 Authority
 LG&E Industrial                  Inactive                Delaware, Maine, New          Inactive
Sales Corporation                                            York and Texas



                SUBSIDIARY OF ULTRASYSTEMS SMALL POWER INCORPORATED

                                                           Jurisdictions Where
                                                             Organized and
                                                           Authorized To Do
     Name                  Description of Business             Business                 Authority
Ultrasystems                      Inactive                    California                Inactive
Small Power 1,
 Incorporated

                       SUBSIDIARY OF HADSON FUELS, INC.


                                                Jurisdictions
                                                    Where
                                                 Organized and
      Name            Description of             Authorized To         Authority
                         Business                 Do Business

  Triple T               Inactive                   Oklahoma            Inactive
Services, Inc.

                           100% OWNED JOINT VENTURES

                                                  Jurisdictions
                                                      Where
                                                   Organized and
      Name                 Description of          Authorized To     Authority
                              Business              Do Business

   GGSI Crown           Owns gas gathering and         Texas            Rule
     J.V./3/              processing assets                         58(b)(1)(ix)

Power Tex J.V./4/       Owns gas gathering and         Texas            Rule
                          processing assets                         58(b)(1)(ix)


                               JOINT VENTURES OF
                                LG&E POWER INC.

                                                   Jurisdictions
                                                       Where
                                                   Organized and
    Name and %             Description of          Authorized To
      Owned                   Business              Do Business      Authority

    Babcock &                 Inactive             California         Inactive
     Wilcox                                       (not in good
  Services Inc.;                                    standing
  25.4%  capital
     stock

----------------------
/3/ 34.6% by Hadson Gas Transmission Co. ("HGTC"); 65.4% by LG&E Natural Plains Marketing Inc.

/4/  34.6% by HGTC; 65.4% by LG&E Natural Plains Energy Services Inc.

                               JOINT VENTURES OF
                                KU AND/OR LG&E


                                              Jurisdictions
                                                 Where
                                              Organized and
    Name and %       Description of           Authorized To
      Owned             Business               Do Business        Authority

    Electric        An electric utility       Kentucky and        LG&E Energy
   Energy Inc.;     in the business of          Illinois         Corp., Holding
    20% by KU       selling electricity                             Co. Act
                      produced at its                              Release No.
                      plant in Joppa,                             26866 (April
                         Illinois                                   30, 1998)

  Ohio Valley       An electric utility       Kentucky and        LG&E Energy
    Electric        in the business of           Ohio            Corp., Holding
  Corporation;      selling  electricity                            Co. Act
 2.5% by KU and       produced at its                              Release No.
  4.9% by LG&E           plant near                               26866 (April
                       Cheshire, Ohio                               30, 1998)

   Indiana-         An electric utility        Indiana and        LG&E Energy
   Kentucky         in the business of            Ohio           Corp., Holding
Electric Corp/5/;   selling electricity                             Co. Act
2.5%  by KU and       produced at its                             Release No.
 4.9% by LG&E         plant in Madison,                          26866 (April
                          Indiana                                  30, 1998)

--------------------
/5/   Wholly-owned by OVEC

             JOINT VENTURES OF LG&E CAPITAL CORP. AND SUBSIDIARIES

                                                 Jurisdictions
                                                     Where
                                                 Organized and
    Name and          Description of             Authorized To
    % Owned              Business                Do Business        Authority


  Tenaska III        Owns 40% of Tenaska           Texas              Prior
   Partners,          III Texas Partners,                           Commission
   Ltd.; 15%            a QF, in Paris,                             precedent -
                            Texas                                   Interstate
                                                                  Energy, supra.

  Tenaska III         Interest in power            Texas                QF
   Texas/6/              generation
  Partners; 40%          facilities

   Tenaska            Interest in power          Washington          Inactive
  Washington              generation
 Partners, II,        facilities; former
  L.P.;10%               facility in
                         Fredrickson,
                         Washington

   Tenaska            Owns QF facility in        Washington             QF
  Washington               Ferndale,
  Partners,               Washington
  L.P.; 5%

   LG&E               Owner of investment         Delaware            Rule
Facilities             in gas gathering,                           58(b)(2)(i)
 Inc./7/                processing and                              and prior
                      storage facilities                           Commission
                                                                   precedent -
                                                                    Interstate
                                                                  Energy, supra.

  LG&E Natural            Natural gas            New Mexico,          Rule
   Gathering &          transmission and          Oklahoma,        58(b)(2)(i)
 Processing LLC/8/         processing             Texas and
                                                   Montana

-------------------
/6/   Owned indirectly through Tenaska III Partners, Ltd.

/7/   Common stock owned by Llano Gathering Inc. (71.5%), Llano Storage Inc.
(15%), LG&E Minor Facilities Inc. (9%) and LG&E Crown Inc. (0.5%).

/8/   100% of the common stock owned by LG&E Facilities Inc.; preferred stock held by third party joint venturer.

                                                Jurisdictions
                                                    Where
                                                Organized and
   Name and            Description of           Authorized To       Authority
   % Owned                Business               Do Business

 LG&E Natural            Marketing of             Delaware,           Rule
   Plains                natural gas            Louisiana, New     58(b)(2)(i)
 Marketing LLC/9/                                  Mexico,
                                                 Oklahoma and
                                                    Texas

  Hadson Gas            Natural gas              Delaware and         Rule
 Transmission           transmission                Texas          58(b)(2)(i)
   LLC/10/

  LG&E Natural          Natural gas              Delaware and         Rule
 Plains Energy         transmission                 Texas          58(b)(2)(i)
 Services LLC/11/

   LG&E Natural       Natural gas storage      New Mexico and         Rule
 Pipeline LLC/12/      and transmission           Texas            58(b)(2)(i)

     LG&E-            Former owner of            California         Inactive
  Westmoreland        power generation
   Rensselaer;           facilities
    50% g.p.
    interest

--------------------
/9/   Id.
/10/  Id.
/11/  Id.
/12/  Id.

                                   JOINT VENTURES OF SUBSIDIARIES OF
                                      LG&E POWER OPERATIONS, INC.

                                                                Jurisdictions Where
                                                             Organized and Authorized
    Name and % Owned           Description of Business            To Do Business               Authority
Babcock-Ultrapower West               Inactive                      California                  Inactive
   Enfield; 17% g.p.
       interest

  Babcock-Ultrapower                  Inactive                      California                  Inactive
 Jonesboro; 17% g.p.
      interest

   LG&E-Westmoreland       Owner of Southampton, Virginia           California                     QF
 Southampton; 45% g.p.       power generation facilities
    interest and 5%
indirect g.p. interest

LG&E Southampton L.P.;    Intermediate holding company for    California and Virginia       Prior Commission
  20% g.p. interest                       QF                                              precedent - Interstate
                                                                                             Energy, supra.
   LG&E-Westmoreland        Owner of Altavista, Virginia            California                     QF
  Altavista; 45% g.p.        power generation facilities
    interest and 5%
indirect g.p. interest

 LG&E Altavista L.P.;     Intermediate holding company for    California and Virginia       Prior Commission
  20% g.p. interest                       QF                                            precedent - Interstate
                                                                                             Energy, supra.

                                                                Jurisdictions Where
                                                             Organized and Authorized
    Name and % Owned           Description of Business            To Do Business               Authority
  LG&E -Westmoreland         Owner of Hopewell, Virginia            California                     QF
  Hopewell; 45% g.p.         power generation facilities
interest; 5% indirect
    g.p interest

LG&E Hopewell L.P.; 20%   Intermediate holding company for    California and Virginia       Prior Commission
    g.p. interest                        QF                                              precedent - Interstate
                                                                                             Energy, supra.
  LG&E Power 14-Buena       Owner of investment in power            California                  Inactive
    Vista; 45% g.p.             facilities (inactive)
       interest

   Westmoreland-LG&E        Owner of interests in Roanoke            Virginia               Prior Commission
   Partners; 50% g.p.        Valley, North Carolina QFs                                  precedent - Interstate
       interest                                                                              Energy, supra.

  Erie Power Partners      Inactive Former owner of power         California and                Inactive
     L.P.; 1% g.p.                 supply contract                 Pennsylvania
   interest; 49% l.p.
       interest
   .5% g.p. interest

  Windpower Partners         Owner of windmill farms in      California and Minnesota              QF
 1993, L.P.; 0.5% g.p.        Minnesota and California
  interest and 49.5%
    l.p. interest

                                                                Jurisdictions
                                                                    Where
                                                                Organized and
    Name and %                 Description of                   Authorized To                 Authority
      Owned                        Business                      Do Business
Windpower Partners         Owner of windmill farm in Salt      California and Texas                EWG
 1994, L.P.; .33% g.p.               Flat, Texas
 interest; 24.67% l.p.
 interest and indirect
 0.113% g.p. interest
 and 8.22% l.p. interest

LG&E /Kelso Power          Inactive Formed to develop and     California and Virginia           Inactive
 Partners, L.P.; 2%             own power facilities
 g.p. interest; 49%
 1.p. interest

LQC LP, LLC; 33%          Intermediate holding company for           Delaware               Prior Commission
 interest owned by LG&E                  QF                                              precedent - Interstate
 Power 31 L.P.                                                                               Energy, supra.

LQ GP, LLC; 33% owned     Intermediate holding company for           Delaware               Prior Commission
 by LG&E Power 31                        QF                                              precedent - Interstate
 Incorporated                                                                                Energy, supra.

                       JOINT VENTURES OF SUBSIDIARIES OF
                            LG&E INTERNATIONAL INC.

                                                                  Jurisdictions
                                                                      Where
                                                                  Organized and
    Name and %                  Description of                    Authorized To                Authority
      Owned                         Business                       Do Business
K.W. Tarifa, S.A.;            Owner of power generation                Spain                      FUCO
 45.84% capital stock                facilities

Distribuidora de Gas      Natural gas distribution company           Argentina                    FUCO
 del Centro S.A.; 45.9%
 combined capital stock

Distribuidora de Gas      Natural gas distribution company           Argentina                    FUCO
 Cuyana S.A.; 14.4%
 combined capital stock

Inversora de Gas Cuyana   Intermediate holding company for           Argentina              Prior Commission
 S.A.; 24.0% capital                    FUCO                                             precedent - Interstate
 stock                                                                                       Energy, supra.

Invergas S.A.; 28%        Owns 51% interest in Gas Natural           Argentina              Prior Commission
 capital stock                    BAN S.A., a FUCO                                       precedent - Interstate
                                                                                             Energy, supra.
Gas Natural S.D.G.           Owns 19% of Gas Natural BAN             Argentina              Prior Commission
 Argentina S.A.; 28%                S.A., a FUCO                                         precedent - Interstate
 capital stock                                                                               Energy, supra.

Gas Natural BAN S.A.;     Natural gas distribution company           Argentina                    FUCO
 19.60% combined
 capital stock

                                                                             Jurisdictions Where
                                                                             Organized and Authorized
    Name and % Owned           Description of Business                            To Do Business               Authority
 ServiConfort Argentina     Provides incremental services                            Argentina              Prior Commission
S.A.; 28% capital stock    on a non-regulated basis to gas                                                 precedent - Entergy,
                            customers of Gas Natural BAN S.A.                                                      supra.
                            in Argentina, including carbon
                            monoxide monitoring of customers'
                              homes, more modern and safer
                             natural gas appliances and a more
                           environmentally-sensitive distribution
                           outlet through a compressed natural gas
                           filling station for fueling automobiles.

                                  JOINT VENTURES OF LG&E POWER SERVICES INC.

                                                                Jurisdictions Where
                                                             Organized and Authorized
    Name and % Owned           Description of Business       To Do Business               Authority
  Maine Power Services;                Inactive                 California                  Inactive
   50% g.p. interest


                                       JOINT VENTURES OF SUBSIDIARIES OF
                                       LG&E INDUSTRIAL SALES CORPORATION


                                                                Jurisdictions Where
                                                             Organized and Authorized
    Name and % Owned           Description of Business            To Do Business               Authority
 Adobe Merchant 89; 50%        Owns gas gathering and                  Texas                    Rule 58(b)(2)
     g.p. interest                processing assets

                 JOINT VENTURE OF LG&E POWER GREGORY II. INC.

                                                                Jurisdictions Where
                                                             Organized and Authorized
    Name and % Owned           Description of Business             To Do Business              Authority
 Gregory Partners LLC;        Owns and developing power                Texas                Will be QF; Rule
       50%/13/                project in Gregory, Texas                                      58(b)(1)(viii)

                                  JOINT VENTURE OF LG&E POWER GREGORY I. INC.

                                                                Jurisdictions Where
                                                             Organized and Authorized
    Name and % Owned           Description of Business            To Do Business               Authority
 Gregory Power Partners       Owns and developing power                Texas                Will be QF; Rule
       L.P./14/               project in Gregory, Texas                                      58(b)(1)(viii)

                                         JOINT VENTURES OF LG&E NATURAL
                                         GATHERING AND PROCESSING LLC

                                                                Jurisdictions Where
                                                             Organized and Authorized
    Name and % Owned           Description of Business            To Do Business               Authority

   Wheeler Gathering           Owns gas gathering and                  Utah                     Rule 58(b)(2)
    System; 50% g.p.             processing assets
       interest

  Hillsboro Gathering          Owns gas gathering and                Oklahoma                   Rule 58(b)(2)
   System; 11.5% g.p.            processing assets
       interest

_____________________
/13/ 1% held by LG&E Power Gregory III, Inc. and 49% held by LG&E Power Gregory II, Inc.

/14/ 1% general partnership interest held by LG&E Power Gregory IV Inc. and 49% limited partnership interest held by LG&E Power Gregory I Inc.